UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 31, 2022

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HEARTLAND EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-15087	93-0926999
(State of other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

901 HEARTLAND WAY, NORTH LIBERTY, IA	52317
(Address of Principal Executive Offices)	(Zip Code)

(319) 626-3600
Registrant's Telephone Number (including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HTLD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On August 31, 2022, Heartland Express, Inc. (the "Company"), through Heartland Express, Inc. of Iowa, a wholly owned subsidiary, completed the acquisition of all the issued and outstanding common stock of Transportation Resources, Inc. ("TRI"). TRI operates as Contract Freighters, Inc. ("CFI"). This Amendment No. 1 to the Current Report on Form 8-K is being filed to amend the Current Report on Form 8-K filed August 31, 2022 (the "Original Form 8-K") with the Securities and Exchange Commission. This Amendment No. 1 amends Item 9.01 of the Original Form 8-K to present certain financial statements of TRI and to present certain unaudited pro forma financial statements of the Company in connection with the Company's acquisition of TRI. All of the other information in the Original Form 8-K remains unchanged.

Item 9.01.   Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited combined carve out financial statements of TRI as of December 31, 2021 and 2020, and for the years then ended, the notes related thereto, and the report of KPMG LLP are filed as Exhibit 99.2 and are incorporated in their entirety herein by reference.

The unaudited combined carve out financial statements of TRI as of June 30, 2022 and for the six months ended June 30, 2022 and 2021, and the notes related thereto, are filed as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated financial statements of the Company as of and for the six months ended June 30, 2022 and for the year ended December 31, 2021, giving effect to the acquisition of TRI, are filed as Exhibit 99.4 and are incorporated in their entirety herein by reference. Such unaudited pro forma consolidated financial statements are not necessarily indicative of the operating results and financial position that actually would have been achieved if the acquisition had been in effect on the dates indicated or that may be achieved for future periods, and should be read in conjunction with the financial statements of the Company and TRI.

(c) Exhibits

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

23.1	Consent of Independent Auditor

99.2	Transportation Resources, Inc. Audited Combined Carve Out Financial Statements as of
December 31, 2021 and 2020, and for each of the years then ended, the Related Notes Thereto, and the Report of KPMG LLP.

99.3	Transportation Resources, Inc. Unaudited Combined Carve Out Financial Statements
as of June 30, 2022 and for the six months ended June 30, 2022 and 2021, and the Related Notes Thereto.

99.4	Unaudited Pro Forma Consolidated Financial Statements of Heartland Express, Inc. as of
and for the six months ended June 30, 2022 and the year ended December 31, 2021 and the notes thereto.

104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

HEARTLAND EXPRESS, INC.

Date:	November 14, 2022	By:/s/Christopher A. Strain
Christopher A. Strain
Vice President-Finance,
Treasurer and Chief Financial Officer